UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2012

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Five Star Quality Care, Inc. and its applicable subsidiaries; “SNH” refers to Senior Housing Properties Trust and its applicable subsidiaries and “Sunrise” refers to Sunrise Senior Living, Inc. and its applicable subsidiaries.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, SOME OF WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT THE 10 COMMUNITIES WHICH WE WILL BEGIN TO MANAGE HAD 2011 GROSS REVENUES OF APPROXIMATELY $115.6 MILLION AND THAT WE WILL RECEIVE A MANAGEMENT FEE EQUAL TO 3% OF GROSS REVENUES PLUS 35% OF ANNUAL NET OPERATING INCOME (AS DEFINED) AFTER SNH RECEIVES A RETURN EQUAL TO ITS 2011 RENT FROM SUNRISE.  AN IMPLICATION OF THIS STATEMENT IS THAT OUR MANAGEMENT FEES WILL EQUAL AT LEAST APPROXIMATELY $3.5 MILLION PER YEAR.  HOWEVER, THE GROSS REVENUES MAY DECLINE BECAUSE OF DECLINING OCCUPANCIES AT THESE 10 COMMUNITIES OR FOR OTHER REASONS, AND, AS A RESULT OF ANY SUCH DECLINE, OUR MANAGEMENT FEES WOULD DECLINE.  ALSO, IN THE EVENT SNH INVESTS CAPITAL IN THESE 10 COMMUNITIES, THE THRESHOLD RETURN SNH MUST RECEIVE BEFORE WE WILL RECEIVE OUR INCENTIVE FEES WILL INCREASE PURSUANT TO FORMULAS IN THE MANAGEMENT CONTRACTS.  ALSO, BECAUSE THESE 10 COMMUNITIES WILL BE COMBINED WITH OTHER COMMUNITIES WE MANAGE FOR SNH FOR PURPOSES OF DETERMINING MANAGEMENT FEES, WEAKER RESULTS AT THE OTHER MANAGED COMMUNITIES COULD REDUCE THE INCENTIVE FEES WE MIGHT OTHERWISE REALIZE FROM MANAGING THESE 10 COMMUNITIES.  ACCORDINGLY, THE MANAGEMENT FEES WHICH WE WILL REALIZE MAY BE LESS THAN IMPLIED.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT WE EXPECT TO BEGIN MANAGING EACH OF THE 10 COMMUNITIES BEFORE YEAR END 2012 AFTER ALL APPROPRIATE REGULATORY APPROVALS ARE OBTAINED.  THE TRANSFER OF OPERATING CONTROL OF EACH OF THESE 10 COMMUNITIES IS SUBJECT TO REGULATORY APPROVALS IN THE STATE WHERE EACH COMMUNITY IS LOCATED AS WELL AS CERTAIN APPROVALS FROM THIRD PARTY PAYORS AT CERTAIN COMMUNITIES.  WE CANNOT CONTROL THE RESULTS OR TIMING OF THESE APPROVAL PROCESSES.  ACCORDINGLY, SOME OF THESE APPROVALS MAY BE DELAYED OR NOT OCCUR AND OUR BEGINNING TO MANAGE THESE COMMUNITIES MAY BE DELAYED OR MAY NOT OCCUR.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT OUR INDEPENDENT DIRECTORS AND SNH’S INDEPENDENT TRUSTEES REVIEWED AND APPROVED THE TERMS OF THE TRANSACTIONS DESCRIBED UNDER THE SUBHEADING “MANAGEMENT OF

ADDITIONAL COMMUNITIES FOR SNH” UNDER ITEM 8.01 OF THIS REPORT.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THESE TERMS ARE AS FAVORABLE TO US AS TERMS WE COULD OBTAIN FOR SIMILAR ARRANGEMENTS FROM UNRELATED THIRD PARTIES.  HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING THESE TRANSACTIONS OR OUR ENTRY INTO THESE TRANSACTIONS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, SNH AND REIT MANAGEMENT & RESEARCH LLC, OR RMR, AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING EVEN MERITLESS CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 8.01.  Other Events.

Settlement with Sunrise

On May 29, 2012, we entered into a settlement agreement, or the Settlement Agreement, with Sunrise pursuant to which we agreed to settle our long running litigation with Sunrise, involving amounts charged by Sunrise to us for certain insurance programs for senior living communities managed by Sunrise for us.  Pursuant to the Settlement Agreement, Sunrise paid us $4.0 million.

Management of Additional Communities for SNH

Also, on May 29, 2012, we and SNH entered into an operations transfer agreement with Sunrise, or the Operations Transfer Agreement.  Under the Operations Transfer Agreement, SNH and Sunrise will accelerate the December 31, 2013 termination date of Sunrise’s leases for 10 senior living communities, or the Communities, owned by SNH and we will begin to operate the Communities as a manager for SNH’s account.  The Communities include 2,472 living units and are located in six states: Arizona (two communities), California, Florida (four communities), Illinois, Texas and Virginia.  The Communities had gross revenues in 2011 of approximately $115.6 million.  The Operations Transfer Agreement, among other things, contemplates that, for each Community, Sunrise will transfer to SNH all related furniture, fixtures and equipment and we will take over management of such Community when the applicable Sunrise lease is terminated.  Each such lease will be terminated upon our and SNH’s obtaining required regulatory approvals to operate the applicable Community.  Because of the required regulatory approval processes, we expect the Sunrise lease terminations and the management contracts with SNH for the Communities to occur on various dates during the remainder of 2012.  Upon termination of each such lease, we expect that we will enter into a long term management contract with SNH for each of the Communities on terms substantially similar to the management contracts previously entered into between us and SNH for other communities owned by SNH and managed by us, including a minimum annual management fee equal to 3% of gross revenues plus an incentive fee equal to 35% of annual net operating income (as defined) after SNH receives a return equal to its 2011 rents from Sunrise.  Also, we expect these management contracts will be combined, or pooled, for purposes of calculating incentive fees due to us, among other things, with the other management contracts between us and SNH under the pooling agreement we previously entered into with SNH.

Our Independent Directors and SNH’s independent trustees reviewed and approved the terms of the foregoing transactions discussed under this subheading “Management of Additional Communities for SNH.”

The foregoing descriptions of the Operations Transfer Agreement, our management contracts with SNH and the related pooling agreement are not complete and are subject to and qualified in their entireties by reference to the copy of the Operations Transfer Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K and to the representative form of management contract and the copy of the pooling agreement filed as Exhibits 10.17 and 10.18, respectively, to our Current Report on Form 8-K dated May 13, 2011, and to the representative form of accession agreement filed as Exhibit 10.57 to our Annual Report on Form 10-K for the year ended December 31, 2011, or our Annual Report, each of which is incorporated herein by reference.

A copy of the press release that we issued on May 30, 2012 is attached hereto as Exhibit 99.2.

Information Regarding Certain Relationships and Related Transactions

We were formerly a wholly owned subsidiary of SNH until our shares of common stock were distributed to SNH shareholders in December 2001.  SNH is our largest landlord and we manage senior living communities for SNH.  SNH is also our largest stockholder and, as of the date of this Current Report on Form 8-K, SNH owned 4,235,000 shares of our common stock, which represents approximately 8.8% of our outstanding common stock.

RMR provides management services to both us and SNH.  One of our Managing Directors, Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR.  Our other Managing Director, Mr. Gerard Martin, is a director of RMR.  Our President and Chief Executive Officer, our Treasurer and Chief Financial Officer and our Secretary are officers of RMR.  Mr. Barry Portnoy’s son, Mr. Adam Portnoy, is an owner of RMR and serves as President and Chief Executive Officer and as a director of RMR.  Mr. Barry Portnoy and Mr. Adam Portnoy are managing trustees of SNH.  SNH’s executive officers are officers of RMR and SNH’s president and chief operating officer is also a director of RMR.  None of our Independent Directors are independent trustees of SNH and none of SNH’s independent trustees are our Independent Directors, but all of these Independent Directors and independent trustees also serve as independent directors or independent trustees of other companies managed by RMR.

We, SNH, RMR and five other companies to which RMR provides management services each currently own 12.5% of Affiliates Insurance Company, or AIC, an Indiana insurance company.  All of our Directors, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC.  RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC.  We and the other shareholders of AIC participate in a property insurance program designed and reinsured in part by AIC.

For further information about these and other such relationships and related person transactions, please see our Annual Report, our Proxy Statement for our 2012 Annual Meeting of Shareholders dated February 21, 2012, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, or our Quarterly Report, and our other filings with the Securities and Exchange Commission, or SEC, including Note 15 to our consolidated financial statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding our Directors and executive officers in our Proxy Statement, Note 10 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these transactions and relationships.  Our filings with the SEC, including our Annual Report, our Proxy Statement and our Quarterly Report, are available at the SEC’s website at www.sec.gov.  In addition, copies of certain of our agreements with these parties, including our leases, forms of management agreements and related pooling agreement with SNH, our business management and headquarters lease with RMR and its affiliate and our shareholders agreement with AIC and its shareholders, are also publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Operations Transfer Agreement, dated May 29, 2012, among FVE Managers, Inc., certain subsidiaries of Sunrise Senior Living, Inc. and certain subsidiaries of Senior Housing Properties Trust.

99.2         Press Release dated May 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

		By:	/s/ Paul V. Hoagland
		Name:	Paul V. Hoagland
		Title:	Treasurer and Chief Financial Officer

Dated:	June 1, 2012